                                                                   EXHIBIT 10.16


                  AMENDED AND RESTATED RELATIONSHIP AGREEMENT
                     BETWEEN PROVIDENT COMPANIES, INC. AND
              ZURICH INSURANCE COMPANY DATED AS OF MAY 31, 1996.

                                  (attached)

                                                                   EXHIBIT 10.16

                             AMENDED AND RESTATED
                             RELATIONSHIP AGREEMENT


         THIS AMENDED AND RESTATED RELATIONSHIP AGREEMENT (this "Agreement") is made and entered into as of May 31, 1996, by and between PROVIDENT COMPANIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and ZURICH INSURANCE COMPANY, a corporation organized and existing under the laws of Switzerland (the "Investor").

          WHEREAS, on May 31, 1996 the parties hereto signed the original Relationship Agreement and such parties desire to amend and restate such Agreement as of such date; and

          WHEREAS, this Amended and Restated Relationship Agreement is being executed on November 27, 1996 as of May 31, 1996;

         NOW, THEREFORE, in consideration of the mutual warranties, representations, covenants and agreements set forth herein, the parties, intending to be legally bound, agree as follows:


                                   ARTICLE ONE
                                   DEFINITIONS

         As used in this Agreement and any amendments hereto, the following terms shall have the following meanings respectively:

         "Affiliate" shall have the meaning set forth in regulations of the SEC included in 17 C.F.R. ss. 230.405.

         "Beneficial owner" (and various derivations of such term such as "beneficially owned") shall have the meaning set forth in the regulations of the SEC included in 17 C.F.R. ss. 240.13d-3; provided that for purposes of this Agreement, any option, warrant, right, conversion privilege or arrangement to purchase, acquire or vote Company Voting Securities regardless of the time period during or at which it may be exercised and regardless of the consideration paid shall be deemed to give the holder thereof beneficial ownership of the Company Voting Securities to which it relates (excluding, however, First Offer Shares (as defined in the Amended and Restated
Family Stockholder Agreement (as the same may be amended or supplemented from time to time, the "Family Agreement") to be dated as of the Closing (as defined in the Purchase Agreement) among the Investors and the holders of Family Shares (the "Family
Stockholders") until such time as such First Offer Shares are acquired by the Investor or an affiliate thereof pursuant to the Family Agreement). Any Company Voting Securities which are subject to such options, warrants, rights, conversion privileges or other arrangements shall be deemed to be outstanding for purposes of computing the percentage of outstanding securities owned by such Person but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding securities owned by any other Person.

         "Common Stock" shall mean the $1.00 par value common stock of the Company and any security which is exchanged or substituted for such common stock.

         "Company Voting Securities" shall mean all classes of capital stock of the Company which are then entitled to vote generally in the election of directors and any securities exchanged or substituted for such classes of capital stock and any securities convertible into or exchangeable or exercisable for (whether or not presently convertible, exchangeable or exercisable) such classes of capital stock. For purposes of determining the amount or percentage of outstanding Company Voting Securities beneficially owned by a Person, and for purposes of calculating the aggregate voting power relating to such Company Voting Securities, securities that are deemed to be outstanding shall be included to the extent provided in the definition of "beneficial owner."

         "Effective Time" shall have the meaning set forth in the Merger Agreement (as defined below).

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Family Representatives" shall mean initially Hugh O. Maclellan, Jr., Charlotte M. Heffner, Kathrina H. Maclellan and The Maclellan Foundation, Inc. (the "Foundation"), or such other persons as shall have been appointed by written notice to the Company and the Investor as the representatives of the holders of the Family Shares for purposes of this Agreement; provided, however, that the number of Family Representatives shall not exceed four at any time.

         "Family Shares" shall mean any Company Voting Securities beneficially owned by the Foundation, trusts for the benefit of the Foundation or those members of the Maclellan family and other trusts and foundations identified on Schedule A attached hereto.

         "Initial Threshold" shall mean that percentage of the Outstanding Voting Power equal to the percentage of the Company Voting Securities beneficially owned by the Investor as of the Closing (as defined in the Purchase Agreement), after giving effect to the transactions contemplated by the Purchase Agreement and the Merger Agreement (as defined in the Purchase Agreement).

         "Outstanding Voting Power" shall mean total number of votes which may be cast in the election of directors of the Company at any meeting of stockholders of the Company if all Company Voting Securities then outstanding were present and voted at such meeting, other than votes that may be cast only by one class or series of stock (other than the Common Stock) or upon the happening of a contingency.

         "Purchase Agreement" shall mean that certain Common Stock Purchase Agreement, dated as of even date herewith, by and between the Company and the Investor, as the same may be amended.

         "Party" shall mean either the Company, on the one hand, or the Investor, on the other hand, and "Parties" shall mean the Company and the Investor.

         "Person" shall mean a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, trust, business association, group (within the meaning of Section 13(d)(3) of the Exchange Act), or any person acting in a representative capacity.

         "Purchase Agreement" shall mean the Amended and Restated Common Stock Purchase Agreement, entered into as of November 27, 1996 and dated as of May 31, 1996, by and between the Investor and the Company, as the same may be amended.

         "Qualifying Tender Offer" shall mean an offer to purchase or exchange for cash or other consideration any Company Voting Securities (whether pursuant to a tender offer within the meaning of Section 14(d) of the Exchange Act or otherwise) (i) which is made by or on behalf of the Company or (ii) which is made by or on behalf of any other Person and which is approved by the Board of Directors of the Company or not opposed by the Board of Directors of the Company by two business days prior to the expiration of such offer.

         "Registration Rights Agreement" shall mean the Amended and Restated Registration Rights Agreement, dated as of May 31, 1996, between the Investor and the Company, as the same may be amended.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Standstill Agreement" shall mean the Standstill Agreement, dated as of April 29, 1996, by and between the Company and Textron.

         "Subsidiary" shall mean any "Subsidiary" of the Company as defined in Regulation S-X under the Exchange Act.

         "Textron" shall mean Textron Inc. and its successors and assigns.

         "Textron Shares" shall mean (i) all of the shares of Common Stock issued to Textron in the Merger and (ii) any Company Voting Securities issued in respect of any subdivision, split or dividend on the shares of Common Stock described in subparagraph (i).

                                   ARTICLE TWO
                            COVENANTS AND AGREEMENTS

         2.1      Directors.

                  (a) Effective as of the Closing, the Company shall take such action as may be necessary to increase by two the number of members of the Board of Directors of the Company and to elect to fill such newly created vacancies two persons designated by the Investor. So long as the Investor is the beneficial owner of Company Voting Securities representing 10% or more of the Outstanding Voting Power, the Investor shall be entitled to designate two persons to serve as directors of the Company. So long as the Investor and its Affiliates are the beneficial owners of Company Voting Securities representing 5% or more but less than 10% of the Outstanding Voting Power, the Investor shall be entitled to designate one person to serve as a director of the Company. In the event that the Investor and its Affiliates are the beneficial owners of Company Voting Securities representing less than 5% of the Outstanding Voting Power, the Investor shall not be entitled to designate any person to serve as a director of the Company. Each of the persons designated by the Investor pursuant to this Section 2.1(a) is referred to herein as an "Investor Designee."

                  (b) The Company shall use all reasonable efforts to cause the election of the required number of Investor Designees to the Board of Directors of the Company including taking the following actions: (i) at each annual meeting of Company stockholders at which an Investor Designee's term as a director expires or at any other meeting of the Company's stockholders at which directors are to be elected, if the Investor is still entitled to designate one or more persons to serve as a director of the Company in accordance with this Agreement, the Investor Designees shall be included in the slate of nominees recommended by the Company's Board of Directors to the stockholders for election as directors, unless either (x) an Investor Designee requests not to be so included in the slate of nominees, in which case such Investor Designee shall not be so included, or (y) service by an Investor Designee as a director or his nomination for election as a director is violative of applicable law or regulation (provided that, in such case, the Investor shall be provided an opportunity to designate an alternate person to serve as a director). and (ii) in the event that an Investor Designee is unable to serve, or once having commenced to serve, is removed or withdraws from the Board of Directors of the Company, the Investor will have the right to designate such person's replacement and the Company agrees to take all reasonable action within its power to cause the election of the substitute Investor Designee to the Board of Directors of the Company as soon as possible following such person's designation.

                   (c) In the event that, any time after an annual meeting of Company stockholders in connection with which the Investor was entitled to designate two Investor Designees and such Investor Designees were elected as directors, such Investor Designees are still serving as directors, and prior to the next annual meeting of Company stockholders the Investor shall beneficially own Company Voting Securities representing less than 10% but 5% or more of the Outstanding Voting Power, then, at the request of the Company (provided Investor at the time of such request shall still beneficially own Company Voting Securities representing less than 10% but 5% or more of the Outstanding Voting Power), the Investor shall use all reasonable efforts to cause one of the Investor Designees then in office to resign as a director. In the event that, any time after an annual meeting of Company stockholders in connection with which the Investor was entitled to designate one or more Investor Designees, such Investor Designees were elected as directors and such Investor Designees are still serving as directors at such time prior to the next annual meeting of Company stockholders when the Investor shall beneficially own Company Voting Securities representing less than 5% of the Outstanding Voting Power, then, at the request of the Company (provided Investor at the time of such request still beneficially owns Company Voting Securities representing less than 5% of the Outstanding Voting Power), the Investor shall use all reasonable efforts to cause all Investor Designees then in office to resign as directors.

                  (d) At the request of the Investor, the Company shall cause the Investor Designees then required to be included in the slate of nominees recommended by the Company's Board of Directors for the election to the Company's Board of Directors to be elected to serve on the Board of Directors of each Subsidiary.

                  (e) So long as the Investor beneficially owns Company Voting Securities representing 5% or more of the Outstanding Voting Power, the Company shall effect all action necessary to appoint one Investor Designee to the Executive Committee of the Board of Directors (or other committee or group performing similar functions) (the "Executive Committee") of the Company and each Subsidiary having such a committee or group on which an Investor Designee serves as a director.

                  (f) If after the Closing, the Company takes corporate action to classify the Board of Directors of the Company, the Investor Designees (if the Investor is then entitled to designate two directors) shall be designated to serve on different classes.

                  (g) So long as the Investor is entitled to designate at least one member of the Board of Directors of the Company, during any period that the requisite number of Investor Designees are not members of the Board of Directors, the Company shall cause one person (to be designated by the Investor in its sole discretion) to be permitted to attend all meetings of the Board of Directors of the Company and all meetings of the Executive Committee of the Company. The Company shall take all action necessary to ensure that (i) the Investor is notified of all meetings of the Board of Directors in accordance with and at the times prescribed by the notice provisions of the by-laws of the Company applicable to directors of the Company and (ii) that the Investor is furnished with all information and materials furnished to directors of the Company in connection with any meetings of the Board of Directors or the Executive Committee at the time such information and materials are furnished to the directors.

         2.2      Acquisition of Voting Securities.

                  (a) Neither the Investor or any of its Affiliates shall, directly or indirectly, in any manner, acquire any Company Voting Securities, if, after giving effect to such acquisition, the Investor and its Affiliates would beneficially own, in the aggregate, Company Voting Securities representing more than the Initial Threshold; provided, however, that this Section 2.2 shall not prohibit the acquisition by the Investor or any of its Affiliates of any Company Voting Securities the acquisition of which would cause the Investor and its Affiliates to beneficially own Company Voting Securities in excess of the Initial Threshold if (i) such securities (x) are Family Shares, (y) are other than Family Shares if the Investor is unable to exercise the right of first offer set forth in Section 2 of the Family Agreement due to the restrictions set forth in clause (ii) of this Section 2.2(a) without giving effect to the proviso to such clause (ii) or (z) are purchased from Textron (provided that (1) the number of Company Voting Securities purchased from Textron do not exceed one-half of the Textron Shares and (2) the Investor or such Affiliate shall have first offered to the Family Representatives, on behalf of the holders of the Family Shares, a right to sell the same number of Company Voting Securities to the Investor or such Affiliate on the same terms as those offered to Textron, which offer shall not have been irrevocably accepted in full by each of the Family Representatives, on behalf of all of the holders of the Family Shares, within 15 business days after such notice is given to each of the Family Representatives, which acceptance shall identify the selling holders of Family Shares) and (ii) after giving effect to any such acquisition, the Investor and its Affiliates would beneficially own Company Voting Securities representing not more than 40% of the Outstanding Voting Power; provided, further, that, notwithstanding the foregoing, the Investor and its Affiliates may acquire Family Shares as would result in the Investor and its Affiliates beneficially owning Company Voting Securities representing more than 40% of the Outstanding Voting Power if the Investor or its Affiliates first offer to purchase all of the issued and outstanding Company Voting Securities at the price offered to be paid for such Family Shares pursuant to either a tender offer to all holders of Company Voting Securities or a definitive merger agreement (provided, that if the Company's Board of Directors recommends that the holders of the Company Voting Securities accept such offer and tender their shares, such offer shall be made pursuant to a definitive merger agreement (or a tender offer followed by a merger) on the same terms).

                  (b) No provision contained in this Agreement shall require the Investor or any of its Affiliates to dispose of any Company Voting Securities if the aggregate percentage of the Outstanding Voting Power represented by Company Voting Securities beneficially owned by the Investor and its Affiliates is increased as a result of a recapitalization of the Company or a repurchase of securities by the Company or any other action taken by the Company or any of its Affiliates (other than the Investor or its Affiliates).

                  (c) The agreements of the Investor set forth in this Section
2.2 shall terminate on the seventh anniversary of the Closing and neither the Investor nor any of its Affiliates shall have any further obligations or liabilities hereunder or in respect hereof.

         2.3 Exercise of Right of First Refusal. So long as the Investor and its Affiliates have complied with the provisions of Section 2.2(a) hereof, (a) the Company shall not exercise any of the rights set forth in Section 3.4 of the Standstill Agreement with respect to any proposed sale or transfer of Company Voting Securities by Textron or any of its Subsidiaries (as defined in the Standstill Agreement) to the Investor or any of its Affiliates and (b) if the Company receives notice of a proposed sale or transfer of the Textron Shares to any Person other than the Investor or any of its Affiliates and if requested in writing by the Investor, the Company shall take such actions as are within its control to cause the Investor or an Affiliate thereof designated by the Investor to be the Person designated by the Company to purchase such securities in accordance with the provisions of Section 3.4(b) of the Standstill Agreement; provided that any such request by the Investor shall be accompanied by evidence reasonably satisfactory to the Company that any such sale or transfer to the Investor or its Affiliates will comply with Section 2.2(a).

         2.4 Sales of Company Voting Securities. During the period commencing on the Closing and ending on the seventh anniversary thereof, neither the Investor nor any of its Affiliates shall sell, transfer, assign or otherwise dispose of ("Transfer") its beneficial interest in any Company Voting Securities, except:
(a) to the Company or to any Person approved in a resolution adopted by a majority of the Board of Directors of the Company; (b) in conversion, exchange or otherwise pursuant to the terms of such Company Voting Securities; (c) in a merger or consolidation in which the Company is acquired, in a plan of liquidation of the Company, or pursuant to a Qualifying Tender Offer; (d) pursuant to a bona fide underwritten public offering including a public sale pursuant to a registration under the Registration Rights Agreement; (e) pursuant to Rule 144 under the Securities Act; (f) to the Investor or an Affiliate of the Investor, provided that such Affiliate shall expressly assume in a writing duly executed by it and delivered to the Company all of the obligations and restrictions contained in this Agreement pertaining to the Investor and shall agree to transfer such Company Voting Securities to the Investor or another Affiliate of the Investor if such

Affiliate ceases to be an Affiliate of the Investor; (g) to Insurance Partners, L.P. or Insurance Partners Offshore (Bermuda), L.P. or one or more Affiliates of either of them (each, an "IP Entity" and collectively, the "IP Entities"), provided that (i) all voting rights with respect to such Company Voting Securities are retained by the Investor or an Affiliate thereof until the IP Entity holding such Company Voting Securities Transfers such Company Voting Securities in accordance with this Section 2.4 and (ii) each IP Entity acquiring such shares shall expressly assume in a writing duly executed by it and delivered to the Company the obligations and restrictions contained in this
Section 2.4 pertaining to the Investor, provided, further, that notwithstanding any provision of this Section 2.4 to the contrary, with respect to the shares of Company Voting Securities (not to exceed 3,174,604 shares) acquired from the Investor by the IP Entities following the acquisition of such shares by the Investor or an Affiliate of the Investor pursuant to the Purchase Agreement (including any shares issued in respect of any subdivision, split or dividend on such shares, the "Original IP Shares"), (A) each IP Entity shall be permitted to Transfer its beneficial interest in Original IP Shares free and clear of any restrictions or obligations contained in this Section 2.4 if such Transfer is required pursuant to the terms of any of the documents, instruments or agreements (the "Loan Documentation") entered into in connection with the financing of the purchase by any of the IP Entities of such Original IP Shares (a "Financing") and (B) nothing contained in this Section 2.4 shall restrict the ability of any lender providing Financing from exercising any remedies provided for in the Loan Documentation applicable to such Financing, including, without limitation, Transferring any Original IP Shares to which such Financing relates free and clear of any of the restrictions and obligations contained in this
Section 2.4; and (h) in any other manner, provided that prior to making any offer to sell, sale or other transfer to any Person pursuant to this clause (h) of Company Voting Securities representing beneficial ownership of more than two percent (2%) of the Outstanding Voting Power, the Investor shall give the Company the opportunity to purchase, or to designate an alternative purchaser of, such Company Voting Securities in the following manner:

                  (i) The proposed transferor of such Company Voting Securities shall give to the Company written notice (the "Transfer Notice") of the proposed transfer, specifying the proposed transferee, the number of Company Voting Securities proposed to be disposed of, the proposed consideration to be received in exchange therefor, and the other material terms of the proposed transfer.

                  (ii) The Company shall have the right, exercisable by written notice given to the Person which gave the Transfer Notice within seven
         (7) business days after receipt of such Notice, to purchase (or to cause another Person designated by the Company to purchase) all, but not less than all, of the Company Voting Securities specified in such

         Notice for cash at the purchase price set forth therein. If the consideration specified in the Transfer Notice includes any property other than cash, such purchase price shall be deemed to be the amount of any cash included as part of such consideration plus the value (as jointly determined by a nationally recognized investment banking firm selected by each Party or, in the event such firms are unable to agree, a third nationally recognized investment banking firm to be selected by the first two such firms) of such other property included in such consideration and the date on which the Company must exercise its right of first refusal shall be extended until five (5) business days after the determination of the value of property included in the consideration.

                  (iii) If the Company exercises its right of first refusal hereunder, the closing of the purchase of the Company Voting Securities with respect to which such right has been exercised shall take place within five (5) business days after the Company gives notice of such exercise; provided that if any approval of or notice to any governmental authority or agency is required in connection with such purchase of Company Voting Securities, the parties shall use all reasonable efforts to obtain such approvals or to make such notices and the closing shall take place within two (2) business days after receipt of the last such approval and expiration of any required waiting periods. If the Company does not exercise its right of first refusal hereunder within the time specified for such exercise, the Person giving the Transfer Notice shall be free during the period of six months following the expiration of such time for exercise to sell the Company Voting Securities specified in such Notice to any Person for the consideration specified therein (or at any price in excess thereof).

                                  ARTICLE THREE
                                  MISCELLANEOUS


         3.1 Further Assurances. From time to time after the execution of this Agreement, as and when requested by the Company and the Investor and to the extent permitted by Delaware law, the Parties shall take or cause to be taken such further or other action as shall be necessary to carry out the purposes of this Agreement.

         3.2 Effectiveness of Agreement. The respective rights and obligations of the Parties under this Agreement shall arise from and after the Closing.

         3.3 Remedies. The Parties recognize and hereby acknowledge that it may be difficult to accurately measure the amount of damages that would result to a Party by reason of a failure of the other Party to perform any of the obligations imposed on it by this Agreement. The Parties accordingly agree that each such Party shall be entitled to an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, in addition to any other remedies to which such Party may be entitled at law or in equity in accordance with this Agreement.

         3.4 Notices. Any notices or other communications required or permitted under this Agreement shall be effective only if it is in writing and delivered personally, by facsimile transmission, or by registered or certified mail, postage pre-paid, addressed as follows:

              The Company:             Provident Companies, Inc.
                                       1 Fountain Square
                                       Chattanooga, Tennessee  37402
                                       Telecopy: (423) 755-2590
                                       Attention:  Chief Financial Officer

             Copy to Counsel:          Alston & Bird
                                       One Atlantic Center
                                       1201 West Peachtree Street
                                       Atlanta, Georgia  30309-3424
                                       Telecopy: (404) 881-7777
                                       Attention:  F. Dean Copeland

             The Investor:             Zurich Insurance Company
                                       Mythenquai 2
                                       P.O. Box Ch-8022
                                       Zurich, Switzerland
                                       Telecopy: 011-411-205-1063
                                       Attention: General Counsel

             With Copies to:           Zurich Center Resource Limited
                                       One Chase Manhattan Plaza
                                       New York, New York  10005
                                       Telecopy: (212) 898-5002
                                       Attention: General Counsel

                                       Willkie Farr & Gallagher
                                       One Citicorp Center
                                       153 East 53rd Street
                                       New York, New York  10022
                                       Telecopy:  (212) 821-8111
                                       Attention:  Thomas M. Cerabino, Esq.

             Family Stockholders:      Hugh O. Maclellan, Jr.
                                       Suite 501
                                       Provident Building
                                       One Fountain Square
                                       Chattanooga, TN  37402
                                       Telephone: (423)755-8141
                                       Facsimile: (423)755-1640

                                       A.S. MacMillan
                                       Team Resources
                                       Suite 425
                                       River Edge One
                                       5500 Interstate North Parkway
                                       Atlanta, GA  30328
                                       Telephone: (770)955-5135
                                       Facsimile: (770)955-1602

                                       Charlotte M. Heffner
                                       3655 Randall Hall, NW
                                       Atlanta, GA  30327
                                       Telephone and Facsimile: (404)233-7238

                                       Kathrina H. Maclellan
                                       125 Fairy Trail
                                       Lookout Mountain, Tennessee 37350

             With a Copy To:           King & Spalding
                                       120 West 45th Street
                                       New York, NY  10036
                                       Telephone: (212) 556-2100
                                       Facsimile: (212) 556-2222
                                       Attention:  E. William Bates, II


         or such other address as shall be furnished in writing by any of the Parties. Any such notice or communication shall be deemed to have been given as of the date so personally delivered or mailed.

         3.5 Amendments. This Agreement may be amended by a subsequent writing signed by both Parties upon the approval of each of the Parties.

         3.6 Counterparts. This Agreement may be executed in two or more counterparts all of which shall be one and the same Agreement and shall become effective when one or more counterparts have been signed by each Party and delivered to the other Party.

         3.7 Headings. The headings in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

         3.8 Successors and Assigns. All terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by any successor to the Investor and any successor to the Company. Except as otherwise provided in this Section 3.8, any assignment of the rights and obligations of the Parties under this Agreement shall be effective upon a written agreement signed by all the Parties.

         3.9 Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         3.10 Entire Agreement. This Agreement constitutes the entire understanding between and among the Parties with respect to the subject matter hereof and shall supersede any prior agreements and understandings among the Parties with respect to such subject matter.

         3.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles thereof.

         3.12 No Third Party Beneficiaries. Except for the Family
Representatives solely with respect to the provisions of Section 2.2 applicable to the holders of Family Shares, this Agreement is not intended to confer upon any Person any rights or remedies hereunder.

         IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed and delivered as of the date above written.

                                        PROVIDENT COMPANIES, INC.


                                        By:      /s/ Thomas R. Watjen
                                             Name: Thomas R. Watjen
                                             Title: Executive Vice President



                                        ZURICH INSURANCE COMPANY


                                        By:      /s/ Steven M. Gluckstern
                                             Name: Steven M. Gluckstern
                                             Title:  Representative

                                  SCHEDULE A

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan, TTEES UAW R.J.
Maclellan for R.L. Maclellan Family Trust (#2151)                                                538,345

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan, TTEES UAW R.J.
Maclellan for R.L. Maclellan Family Trust Inv. Inc. (#215109)                                    116,425

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III, TTEES UAW R.J.
Maclellan Tr. for H.O. Maclellan Sr. Fam. (#2152)                                                522,615

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III, TTEES UAW R.J.
Maclellan Tr. for H.O. Maclellan Sr. Fam. Inv. Inc. (#215209)                                    120,675

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan, TTEES UAW Cora L.
Maclellan Tr. For R.L. Maclellan Fam. (#2155)                                                    535,820

Suntrust Trust, D. Porter Jr., K.H. Maclellan & R.H. Maclellan, TTEES UAW Cora L.
Maclellan Tr. For R.L. Maclellan Fam. Inv. Inc. (#215509)                                         97,520

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III, TTEES UAW Cora
L. Maclellan for H.O. Maclellan Sr. Fam. Tr. (#2156)                                             518,695

Suntrust Trust, H.O. Maclellan Jr., C.M. Heffner & T.H. McCallie III, TTEES UAW Cora
L. Maclellan for H.O. Maclellan Sr. Fam. Tr. Inv. Inc. (#215609)                                  91,110

Suntrust Trust, H.O. Maclellan Jr., D. Porter Jr. & K.H. Maclellan, TTEES for R.J.
Maclellan Trust for the Maclellan Foundation Inc. (#2150)                                      3,470,123

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

Suntrust Trust, H.O. Maclellan Jr., D. Porter Jr. & K.H. Maclellan, TTEES for Cora L.
Maclellan Trust for the Maclellan Foundation Inc. (#2154)                                         34,538

The Maclellan Foundation Inc.                                                                  8,115,514

Christian Education Charitable Trust                                                             711,100

H.O. Maclellan Jr., C.M. Heffner, Henry A. Henegar, Lee S. Anderson, Frank A. Brock
TTEES U/A Dtd 4/23/93, Hugh & Charlotte Maclellan Charitable Trust                               392,706

Helen M. Tipton Charitable Trust                                                               1,565,842

Estate of Hugh O. Maclellan Sr.                                                                   50,000

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

Mrs. Charlotte F. Maclellan                                                                      390,725

C.M. Heffner, H.O. Maclellan Jr. & US Tr. Co. of FL TTEES UTA Dtd 8/2/52 with C.F.
Maclellan for the Primary Benefit of Charlotte M. Heffner                                         67,200

J.P. Gaither, H.O. Maclellan Jr. & C.M. Heffner, TTEES UTA Dtd 6/2/52 with C.F.
Maclellan for H.O. Maclellan Jr.                                                                  69,200

Hugh O. Maclellan Jr. & Charlotte M. Heffner Co-TTEES U/A H.O. Maclellan Sr. FBO
Great-grandchildren                                                                               60,000

Mrs. Kathrina H. Maclellan                                                                     1,389,344

Trust U/W Anne Maclellan Munford (Cede & Co.)                                                    585,000

US Trust Company of NY, Successor TTEE for Lara L. Munford U/A with Kathrina H.
Maclellan Dtd 8/5/76                                                                               2,000

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

US Trust Company as Corporate TTEE Charitable Remainder Unitrust of Kathrina H.
Maclellan 8/11/76                                                                                 50,000

Suntrust Trust, Trustee UAW Robert Howze Maclellan Dtd 9/22/88 (US-TTEE 249,507;
ANB-DTC 19,523)                                                                                  259,230

Suntrust Trust, C/F J.F. Decosimo & J.N. Irvine, Co-TTEES UAW Robert H. Maclellan for
Heather Howze Maclellan (ST-Summit)                                                                2,397

Suntrust Trust, C/F J.F. Decosimo & J.N. Irvine, Co-TTEES UAW Robert H. Maclellan for
Ian Llewellyn Maclellan (ST-Summit)                                                                2,397

Trust for R.L. Maclellan & K.H. Maclellan Foundation U/A Mrs. Kathrina H. Maclellan
Dtd 1/4/73 (Cede & Co.)                                                                           45,416

K.H. Maclellan & US Trust Company of NY, TTEES for Second Charitable Remainder
Unitrust of K.H. Maclellan Dtd 12/17/81 Their Successor in Tr. & Assign                           27,500

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

Hugh O. Maclellan Jr.                                                                            827,150

Hugh O. Maclellan Jr. & Suntrust Bank TTEES UTA 12/08/48 for Hugh O. Maclellan Jr.               299,916

Hugh O. Maclellan Jr. TTEE FBO Catherine H. Maclellan Dtd 11/19/66 UTS H.O. Maclellan             51,091

Hugh O. Maclellan Jr. TTEE FBO Daniel O. Maclellan Dtd 7/8/68 UTA H.O. Maclellan Sr.              51,060

Hugh O. Maclellan Jr. TTEE FBO Christopher H. Maclellan UTA H.O. Maclellan Sr.                    47,435

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan Sr. FBO Catherine
H. Maclellan & Her Descs Dtd 5/29/70 (#4629)                                                     100,612

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan Sr. FBO Daniel O.
Maclellan & His Descs Dtd 5/29/70 (#4630)                                                        100,523

H.O. Maclellan Jr. & Suntrust Trust, TTEES UITA of H.O. Maclellan Sr. FBO Christopher
H. Maclellan & His Descs Dtd 5/29/70 (#4631)                                                     100,715

Hugh O. Maclellan Jr. & Charlotte M. Heffner, TTEES for Hugh O. Maclellan Sr. Dtd
1/31/67                                                                                            1,740

C.F. Maclellan, H.O. Maclellan Jr., L.S. Anderson & J.C. Stophel, TTEES of the H.O.M.
Sr. Char. Inc. Tr. Dtd 12/31/76 FBO Elizabeth Maclellan                                          158,190

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES of the H.O.
Maclelland Sr. Dtd 12/31/76 FBO Christoper H. Maclellan                                          136,665

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES of the H.O.
Maclelland Sr. Dtd 12/31/76 FBO Catherine H. Maclellan                                           136,665

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES of the H.O.
Maclelland Sr. Dtd 12/31/76 FBO Daniel O. Maclellan                                              136,665

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES of the H.O.
Maclellan Sr. Dtd 12/31/76 FBO Elizabeth Maclellan                                               136,670

Hugh O. Maclellan Jr., TTEE UTA Dtd 12/15/83 FBO Elizabeth Maclellan                               3,320

Hugh O. Maclellan Jr. C/F Elizabeth Maclellan UTUGTMA                                              5,329

Hugh O. Maclellan Jr. C/F Hugh Owner III UTUGTMA                                                   5,079

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

Hugh O. Maclellan Jr. C/F Morgan Christopher Maclellan UTUGTMA                                     5,079

Christopher Hugh Maclellan (52+120, nominee name)                                                 44,059

Christopher Hugh Maclellan, Cust. for Morgan Christopher Maclellan                                   688

Christopher Hugh Maclellan, Cust. for Hugh Owner Maclellan III                                       688

Christopher Hugh Maclellan, Cust. for Robert Browne Baclellan                                        688

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

Susan Maclellan (352 Nominee name)                                                                 3,652

Daniel Owen Maclellan                                                                             29,800

Daniel O. Maclellan Cust. for Jacqueline Hannah Maclellan                                            688

Leslie Stophel Maclellan (746 nominee name)                                                        1,518

Catherine Maclellan Heald                                                                         40,617

Catherine Maclellan Heald C/F Frances Anne Heald                                                   3,130

Catherine Maclellan Heald C/F Hallie Elizabeth Heald                                               2,806

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

Catherine Maclellan Heald C/F Hamilton Reed Heald                                                    688

Haryl Heald                                                                                        1,432

Nancy Browne Maclellan                                                                            24,964

Nancy B. Maclellan & John P. Gaither, TTEES UTA Hugh O. Maclellan Jr. Dtd 1/31/67                 17,600

Charlotte Maclellan Heffner & NationsBank as Co-TTEES U/A H.O. Maclellan Sr. Dtd
9/8/72 FBO Richard L. Heffner Jr.                                                                 74,170

Charlotte Maclellan Heffner & NationsBank as Co-TTEES U/A H.O. Maclellan Sr. Dtd
9/8/72 FBO Richard L. Heffner Jr.                                                                 74,170

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES UTA H.O.
Maclellan Sr. Dtd 12/31/76 FBO Richard L. Heffner Jr.                                            136,665

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

H.O. Maclellan Jr., C.M. Heffner, L.S. Anderson & J.C. Stophel, TTEES UTA H.O.
Maclellan Sr. Dtd 12/31/76 FBO Thomas M. Heffner                                                 136,670

Charlotte M. Heffner & Suntrust Bank CO-TTEES UTA Hugh O. Maclellan Sr. 12/09/48 FBO
Charlotte M. Heffner                                                                             294,695

Charlotte M. Heffner and Richard L. Heffner Sr. TTEES FBO Richard L. Heffner Sr. UA
Dtd 1/26/95                                                                                      300,000

Charlotte M. Heffner                                                                             457,455

Richard L. Heffner Sr.                                                                             9,482

                                                                                               SHARES OWNED
                                                                                                   AS OF
              FAMILY SHAREHOLDERS                                                                 3/4/96
              -------------------                                                              ------------

Richard L. Heffner, Jr.                                                                           45,499

Christina M. Heffner                                                                               3,172

Thomas Maclellan Heffner                                                                          42,349

Irrevocable Trust 12/3/64 U/A H.O. Maclellan Sr. FBO Thomas Maclellan Heffner, R.L.
Heffner Sr., Trustee                                                                              11,675

Irrevocable Trust 6/1/62 U/A H.O. Maclellan Sr. FBO Richard L. Maclellan Jr., R.L.
Heffner Sr., Trustee                                                                              11,675

Jean B. (Mrs. Jere) Tipton                                                                        61,000
                                                                                            ------------
                                                                          TOTAL SHARES        23,967,036